Exhibit 10.2

Amendment Agreement

This Amendment Agreement (the “Amendment”) is made and entered into as of June 18, 2024, by and between ForSeeCon Eye Corporation, a British Virgin Islands corporation, and BioFirst Corporation, a Taiwan corporation.

Recitals

WHEREAS, the Company and the Counterparty entered into a definitive agreement dated March 25, 2024 (the “Definitive Agreement”);

WHEREAS, the Definitive Agreement includes a second milestone payment (the “Second Milestone Payment”) provision and

WHEREAS, the parties wish to amend the Definitive Agreement to allow incremental payments (such as $100,000) at any given time with respect to the Second Milestone Payment.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Section “Milestones & Royalties Payments” of the Definitive Agreement:

Section “Milestones & Royalties Payments” of the Definitive Agreement is hereby amended to read in its entirety as follows:

“The Second Milestone Payment shall be made in accordance with the following terms:

Notwithstanding any other provision of this Agreement, the Second Milestone Payment may be paid incrementally (such as $100,000) at any given time.”

2. No Other Amendments:

Except as expressly amended by this Amendment, the terms and provisions of the Definitive Agreement remain in full force and effect.

3. Governing Law:

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

4. Counterparts:

This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5. Entire Agreement:

This Amendment, together with the Definitive Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

[Company Name]		[Counterparty Name]

BioFirst Corporation		ForSeeCon Eye Corporation

By:	/s/ Tsung Shann Jiang	By:	/s/ Jerry Chang
Name:	Tsung Shann Jiang	Name:	Jerry Chang
Title:	CEO	Title:	CEO